UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report: April 2, 2008


                       MEDINA INTERNATIONAL HOLDINGS, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)
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              Colorado                                  000-27211                               84-1469319
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  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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              255 S. Leland Norton Way, San Bernadino, CA 92408
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (909) 522-4414
                                 --------------
               Registrant's telephone number, including area code




         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Distributor Agreement

     On April 2, 2008 Medina Marine, Inc., a wholly owned subsidiary of Medina International Holdings, Inc. and International Aviation Services Group signed a Distributor Agreement agreeing to solely distribute rescue boats in the country of Colombia for Medina Marine, Inc..



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a)       Financial Statements - Not Applicable
b)       Pro Forma Financial Statements - Not Applicable
c)       Exhibits - Distributor Agreement - 10.1


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     MEDINA INTERNATIONAL HOLDINGS, INC.

                                     By:      /s/Daniel Medina
                                     ---      ----------------
                                                 Daniel Medina, President


Date: April 7, 2008